OPERATING LEASE - Schedule Of Supplemental Balance Sheet Information Related To Operating Lease (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
OPERATING LEASE
Right-of-use assets, net	¥ 302,856	$ 41,491	¥ 282,612
Operating lease liabilities, current	180,782	24,767	155,014
Operating lease liabilities, non-current	121,345	$ 16,624	125,079
Total operating lease liabilities	¥ 302,127		¥ 280,093
Weighted average remaining lease term (in years)	2 years 1 month 24 days	2 years 1 month 24 days	2 years 18 days
Weighted average discount rate	4.78%	4.78%	4.77%